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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


   Filed by the Registrant |X|
   Filed by a Party other than the Registrant |_|

   Check the appropriate box:
   |_| Preliminary Proxy Statement          |_| Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
   |_|  Definitive Proxy Statement
   |X|  Definitive Additional Materials
   |_|  Soliciting Material Pursuant to rule 14a-11(c) or Rule 14a-12


                   FINANCIAL SERVICES ACQUISITION CORPORATION
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   |X|  No fee required
   |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:


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   |_|  Fee paid previously with preliminary materials.
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   |_|  Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


   (1)  Amount Previously Paid:
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   (2)  Form, Schedule or Registration Statement No.:
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   (3)  Filing Party:
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   (4)  Dated Filed:
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                   FINANCIAL SERVICES ACQUISITION CORPORATION
                       Two World Trade Center, 84th Floor
                            New York, New York 10048

                      -------------------------------------

                          SUPPLEMENT to PROXY STATEMENT

                      -------------------------------------


General

         This Supplement to Proxy Statement (this "Proxy Supplement") of Financial Services Acquisition Corporation, a Delaware corporation (the "Company"), with principal executive offices at Two World Trade Center, 84th Floor, New York, New York 10048, is being mailed commencing on or about June 6, 1997 to the holders of record as of the close of business on April 24, 1997 (the "Record Holders"), of the Common Stock, par value $.001 per share ("Common Stock"), of the Company, in order to supplement, as provided below, information contained in the Proxy Statement, dated April 30, 1997 (the "Proxy Statement"), relating to the Company's Annual Meeting of Stockholders to be held at 9:00 a.m., New York time, on Wednesday, June 18, 1997, and at any adjournments or postponements thereof (the "Annual Meeting").

Supplemental Information

         As described in the Proxy Statement, the Board of Directors of the Company has unanimously adopted a resolution declaring the advisability of amending Article FIRST of the Company's Restated Certificate of Incorporation to change the Company's name from "Financial Services Acquisition Corporation" to such new name as the Board of Directors determines and timely informs stockholders of prior to the Annual Meeting (the "Name Change Amendment").

         At the time of the mailing of the Proxy Statement, which commenced on or about April 30, 1997, the Board of Directors was still in the process of considering a number of new name possibilities, which process included reviewing the availability of each such name for use under corporate, trademark and other intellectual property laws in each jurisdiction where the Company does business. The Board has now settled upon a new name and, accordingly, has adopted, approved and declared the advisability of a Certificate of Amendment (the "Certificate") to the Company's Restated Certificate of Incorporation that specifically references the new name (which Certificate is attached to this Proxy Supplement as Exhibit A).

         The new name for the Company is "Maxcor Financial Group Inc."

         The name "Maxcor" is already known to the Company's institutional customer base and the subject of significant goodwill. "Euro Brokers Maxcor Inc." has been the name of the Company's registered broker-dealer subsidiary since 1987, and is well-known for its


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inter-dealer brokerage of emerging market debt and repurchase agreements. In addition, the Company's municipal securities business, since its inception in mid-1996, has conducted business under the "Maxcor" name. Going forward, the Company intends to structure its operations so that all inter-dealer brokerage activities are conducted within "Euro Brokers" subsidiaries or affiliates and all other financial services activities, including any proprietary trading, are identified with the "Maxcor" name.

         THE BOARD OF DIRECTORS CONTINUES TO RECOMMEND A VOTE "FOR" THE PROPOSED NAME CHANGE AMENDMENT AT THE ANNUAL MEETING (Proposal 3 on the Proxy Card). If no instructions are provided, shares authorized to be voted by the proxies named in a returned proxy card will be voted "FOR" the Name Change Amendment. So-called "street name" shares that are held of record by brokers or other nominees, in the absence of instructions or withheld authority from the beneficial owner, may be voted in the discretion of such brokers or nominees with respect to the Name Change Amendment.

         If you wish to vote "FOR" the proposed Name Change Amendment and have already returned your proxy card indicating either a vote "FOR" Proposal 3 thereon or no instructions, NO FURTHER ACTION IS REQUIRED OF YOU - your shares will be voted "FOR" the proposed Name Change Amendment. If you have not already returned your proxy card, you may do so at any time prior to the Annual Meeting, indicating your choice thereon, or you may attend the Annual Meeting and vote in person.

          If you have already returned your proxy card and wish to revoke it, you may do so at any time prior to the Annual Meeting by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy,
(ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company before the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although presence at the Annual Meeting without further action will not revoke a proxy). If you require a new proxy card, please contact the Assistant Secretary of the Company at the address above or call (212) 748-8860 (although beneficial owners of "street name" shares should instead directly contact their brokers).

         If sufficient proxy cards voting "FOR" the proposed Name Change Amendment are received prior to the Annual Meeting (i.e., a majority of the votes entitled to be cast at the Annual Meeting), the Certificate will be approved at the Annual Meeting by the proxies named in the proxy cards and will be filed with the office of the Secretary of State of Delaware as promptly as practicable thereafter. The name change will become effective upon such filing.

         If the name change is approved, the new Nasdaq trading symbol for the Common Stock will become "MAXF" (and, accordingly, the Nasdaq trading symbols for the Company's two series of warrants will become "MAXFW" and "MAXFZ," respectively). Any change in the Company's name will not otherwise affect the listing of



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the Company's securities on the Nasdaq National Market. In addition, the validity or transferability of stock certificates presently outstanding will not be affected, nor will stockholders be required to surrender for exchange any stock certificates presently held by them.

Further Information

         Except as provided above, all information in the Proxy Statement remains unchanged and unsupplemented. Record Holders should refer to the Proxy Statement for further information concerning the Company, the Annual Meeting, the Name Change Amendment and the other matters to be considered at the Annual Meeting.


                                             By Order of the Board of Directors,


                                             Michael J. Scharf
                                             Secretary


New York, New York
June 6, 1997

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                                                                       Exhibit A


                            CERTIFICATE OF AMENDMENT
                                       OF
                    THE RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                   FINANCIAL SERVICES ACQUISITION CORPORATION

         FINANCIAL SERVICES ACQUISITION CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

         FIRST: That by a unanimous written consent of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof at the 1997 Annual Meeting of Stockholders.

         SECOND: That the proposed amendment to the Corporation's Restated Certificate of Incorporation is as follows:

         Article FIRST of the Corporation's Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:

         "FIRST:  The name of the Corporation is Maxcor Financial Group Inc."

         THIRD: That, pursuant to resolutions of its Board of Directors, the 1997 Annual Meeting of the Stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

         FOURTH: That said amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


         IN WITNESS WHEREOF, the undersigned have signed this Certificate and affirm, under penalty of perjury, that this Certificate is the act and deed of the Corporation and the facts stated herein are true.

Date:
                                     ---------------------------------
                                     Gilbert Scharf,
                                      Chairman of the Board, Chief Executive
                                      Officer and President
Attest:

--------------------------
Roger Schwed,
  Assistant Secretary